Exhibit 31.2


			CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
				SARBANES-OXLEY SECTION 302

I, John M. Garner, certify that:

	1.  I have reviewed this quarterly report on Form 10-Q of Mikohn Gaming
	    Corporation;
	2.  Based on my knowledge, this report does not contain any untrue statement
	    of a material fact or omit to state a material fact necessary to make
	    the statements made, in light of the circumstances under which such
	    statements were made, not misleading with respect to the period covered
	    by this  report;
	3.  Based on my knowledge, the financial statements, and other financial
	    information included in this report, fairly present in all material
	    respects the financial condition, results of operations and cash flows
	    of the registrant as of, and for, the periods presented in this report;
	4.  The registrant's other certifying officers and I are responsible for
	    establishing and maintaining disclosure controls and procedures (as
	    defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
	    registrant and have:
	    a)	designed such disclosure controls and procedures, or caused
		such disclosure controls and procedures to be designed under
		our supervision, to ensure that material information
		relating to the registrant, including its consolidated
		subsidiaries, is made known to us by others within those
		entities, particularly during the period in which this
		report is being prepared;
	    b)	evaluated the effectiveness of the registrant's disclosure
		controls and procedures and presented in this report our
		conclusions about the effectiveness of the disclosure
		controls and procedures, as of the end of the period covered
		by this report and based on such evaluation; and
	    c)	disclosed in this report any change in the registrant's
		internal control over financial reporting that occurred
		during the registrant's most recent fiscal quarter (the
		registrant's last fiscal quarter in the case of an annual
		report) that has materially affected, or is reasonably
		likely to materially affect, the registrant's internal
		control over financial reporting; and
	5.  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):
	    a)	all significant deficiencies and material weaknesses in the
		design or operation of internal controls over financial
		reporting which are reasonably likely to adversely affect
		the registrant's ability to record, process, summarize and
		report financial information; and
	    b)	any fraud, whether or not material, that involves management
		or other employees who have a significant role in the
		registrant's internal controls over financial reporting.


Date: November 12, 2003
						By:  /s/   John M.Garner
                                                    -------------------------
						JOHN M. GARNER
						Chief Financial Officer